UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Jensen Quality Growth Fund Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[...], 2024

Dear Shareholder:

The Board of Directors of The Jensen Quality Growth Fund Inc. (the “Fund”) has scheduled a special meeting of shareholders to be held on November 1, 2024, at 10:00 a.m. Pacific time, at the offices of Jensen Investment Management, Inc., 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.

The purpose of the special meeting is to vote on important proposals affecting the Fund and you as a shareholder. This package contains information about the special meeting and the proposals, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card. Also included are instructions on how to vote via the Internet, by telephone or by mail, and a postage-paid business reply envelope (if you choose to vote by mail).

I am writing to ask for your prompt vote for the approval of the two proposals in this Proxy Statement. As you will see from the enclosed materials, you are being asked to approve:

•    a new investment management agreement between the Fund and Jensen Investment Management, Inc. with respect to the Fund; and
•the election of directors of the Fund.

Jensen Investment Management, Inc. (the “Adviser”) has served as the investment adviser to the Fund since its inception in August 1992. It is anticipated that on or about March 1, 2025, Eric H. Schoenstein, Chief Investment Officer and Managing Director of the Adviser, will retire. Because Mr. Schoenstein beneficially owns greater than 25% of the outstanding shares of the Adviser’s common stock, and since all of Mr. Schoenstein’s shares will be redeemed by the Adviser upon his retirement, a change in control will occur under the Investment Company Act of 1940, as amended (“1940 Act”).

The Adviser’s new ownership structure will not result in any significant changes for existing shareholders of the Fund. However, under the federal securities laws, this change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger an automatic termination of the existing investment advisory agreement between the Adviser and the Fund. Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders. There are no material differences between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement. Additionally, the proposed approval of the New Investment Advisory Agreement will not result in an increase in the annual investment management fee paid by the Funds and is not expected to impact the Funds’ total expenses.

At the same time, shareholders are being asked to elect a Board of Directors (the “Board”) of the Fund. Mr. Roger Cooke, an existing director of the Fund, has announced that he will retire from serving as a director of the Fund effective October 16, 2024. Because Kathleen J. Kee and Charles Wilhoite were appointed to the Board of Directors to fill vacancies on October 13, 2021 and January 1, 2023, respectively, two-thirds of the directors have been elected by the Fund’s shareholders. The federal securities laws, however, require that the Board may fill a vacancy only if, after the appointment of a new director, at least two-thirds of the Fund’s directors have been elected by the shareholders. Accordingly, the Board will be unable to appoint a director to fill the vacancy that will result from the retirement of Roger Cooke and is asking shareholders to elect the entire Board now, including five existing directors and one new director nominee. By electing the entire Board now, including a new director of the Fund, in addition to two existing directors who have not previously stood for election and three of the other existing directors who have been elected previously by shareholders, the Fund will be fulfilling its obligations under federal securities laws with respect to filling the vacancy of the Board that will result from Roger Cooke’s retirement. If shareholders elect the Board at the special meeting of shareholders, the Board will also have additional flexibility in the future to maintain the size of the Board without the expense of conducting additional shareholder meetings and to add new directors should any vacancies on the Board occur in the future.

The Board of Directors unanimously recommends that you vote FOR both of the proposals.

It is very important that we receive your vote before [...], 2024. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•    INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.
•    PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
•    MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter. Promptly returning your proxy, no matter how large or small your holdings may be, will help avoid the cost of additional solicitation and will save the Fund and its shareholders money. If you have any questions regarding the proxy, or have any questions on how to vote, please call our proxy solicitation partner, Okapi Partners LLC, toll-free at 844-343-2625. Representatives are available to take your call Monday through Friday, 9 a.m. to 9 p.m., Eastern time.

Sincerely,

/s/ Robert D. McIver
Robert D. McIver
President
The Jensen Quality Growth Fund Inc.

Important information to help you understand and vote on the proposals:

Please read the full text of the Proxy Statement. Below is a brief overview of the proposals to be voted upon. Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to: (1) approve the new investment advisory agreement (the “New Agreement”) thus enabling Jensen Investment Management, Inc. (“Jensen” or the “Adviser”) to continue as the investment adviser for The Jensen Quality Growth Fund Inc. (the “Fund”); and (2) elect director nominees to serve on the Fund’s Board of Directors. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

What am I being asked to vote on?

You are being asked to vote on two matters at the Fund’s Special Meeting of Shareholders (the “Special Meeting”).

First, you are being asked to approve the New Agreement between the Adviser and the Fund on behalf of the Fund.

This proposal relates to a “change in control” of the equity ownership of the Adviser. It is anticipated that on or about March 1, 2025, Eric H. Schoenstein, Vice President of the Fund and a shareholder, director, Chief Investment Officer, Managing Director, and a control person of the Adviser, will retire. Because Mr. Schoenstein’s shares of common stock of the Adviser will be repurchased by the Adviser upon his retirement, a change in control will be deemed to have occurred under the Investment Company Act of 1940, as amended (“1940 Act”). Mr. Robert D. McIver, the President of the Fund and shareholder, director, President and Managing Director, and an existing control person of the Adviser, will remain a control person of the Adviser. The change in control will trigger an automatic termination of the existing investment advisory agreement between the Fund and the Adviser. Accordingly, the Fund is seeking shareholder approval of the New Agreement to permit the Adviser to continue to provide advisory services to the Fund following the retirement of Mr. Schoenstein and the acquisition of his equity interest in the Adviser. There are no changes in the investment advisory fees to be paid by the Fund or the services to be provided by the Adviser under the New Agreement. In addition, there are no differences between the existing investment advisory agreement (the “Existing Agreement”) and the proposed New Agreement, other than their effective dates. Following the retirement of Mr. Schoenstein, the Adviser’s team responsible for managing the Fund (with the exception of Mr. Schoenstein) is not expected to change as a result of this transaction and each of the Adviser’s existing shareholders, each of whom is an employee of the Adviser, will remain shareholders of the Adviser.

If Fund shareholders do not approve the New Agreement with the Adviser as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund, including, upon termination of the Existing Agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Fund would have 150 days to obtain shareholder approval of a new investment advisory agreement.

The second proposal you are being asked to vote on is to elect a Board of Directors (the “Board”) comprised of six individuals to oversee the Fund. The Board now consists of six individuals, one of whom, Roger Cooke, will be retiring as a director on October 16, 2024, in accordance with the Fund’s

Q&A	1

retirement policy for directors. Of the Fund’s five other directors, three have been elected by Fund shareholders and two were appointed to fill vacancies on the Board but have not otherwise stood for election by shareholders. Because the 1940 Act requires that at least two-thirds of a mutual fund’s directors have to be elected by shareholders in order for any vacancies to be filled by its board of directors, the vacancy that will occur when Mr. Cooke retires as a director on October 16 cannot be filled by the Board. Accordingly, Mr. Kerry Barnett (the “Proposed Director”) has been nominated for election by shareholders to fill the pending vacancy. The Board also believes it is in the best interests of shareholders to nominate each of the Incumbent Directors (as defined in Proposal 2 in the Proxy Statement), including those who have been previously elected by shareholders, for election by shareholders at the Special Meeting. The election by shareholders of the Proposed Director and the Incumbent Directors will provide the Board with additional flexibility in the future to fill a limited number of vacancies should any arise or add a limited number of new members to the Board without the expense of holding a shareholder meeting.

How will these proposals affect the management and operation of the Fund?

With the exception of Mr. Schoenstein, the persons responsible for operating the Adviser and managing the Fund’s assets are not expected to change as a result of Mr. Schoenstein’s retirement and the sale of his controlling interest in the Adviser. The Fund has been managed by a team since its inception. Mr. McIver, the President and Managing Director of the Adviser, and also a control person of the Adviser, will remain President of the Adviser and the Fund. The same management team will continue to manage the Fund’s portfolio and the Incumbent Directors, with the addition of Mr. Barnett, if elected by shareholders, will continue to oversee the Fund’s operations.

How will my approval of this proposal affect the expenses of the Fund?

The investment advisory fee paid by the Fund to Jensen will not increase if the New Agreement with Jensen is approved.

What are the primary reasons for the continuation of Jensen as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to continue Jensen as the investment adviser for the Fund, including the history, reputation, qualifications and resources of Jensen and the fact that Jensen’s current portfolio managers (with the exception of Mr. Schoenstein following his retirement) would continue to provide the day-to-day management of the Fund. The Board also considered that the investment advisory services to be provided by Jensen under the New Agreement and the investment advisory fee are identical to the investment advisory services now provided by Jensen and the investment advisory fee under the Existing Agreement.

Are there any material differences between the present investment advisory agreement and the proposed New Agreement?

There are no differences between the existing investment advisory agreement and the proposed New Agreement, other than their effective dates and the length of initial term of the New Agreement.

Has the Board approved the proposals?

Yes. The Board has unanimously approved the New Agreement and the nomination of each Director as set forth herein, and recommends that shareholders vote to (i) approve the New Agreement, and (ii) elect

Q&A	2

each of the Incumbent Directors (as defined in Proposal 2 in the Proxy Statement) and Kerry E. Barnett as directors of the Fund.

Who is Okapi Partners LLC?

Okapi Partners LLC is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The Fund will bear no more than 25% of all costs and expenses of holding the Special Meeting, including the costs of this proxy solicitation and will pay 100% of the costs of printing and mailing of the notice and proxy materials as set forth in the Existing Agreement. The Adviser will bear the remainder of such costs and expenses. Your prompt response will help avoid the cost of additional solicitation.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on August 26, 2024 (the “Record Date”) are entitled to be present and to cast one vote for each full share and a fractional vote for each fractional share they hold, on each proposal presented, at the Special Meeting or any adjournment thereof. All classes of shares will vote together as a single class.

What vote is required to pass the proposals?

Each of the proposals requires a different vote.

Approval of the New Agreement with Jensen requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The vote necessary to elect each Incumbent Director and Proposed Director, if a quorum of shareholders is present at the Special Meeting, is the affirmative vote of a plurality of the votes cast.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by (1) visiting the Internet address on your proxy card and following the on-line instructions, (2) calling the toll-free number printed on your proxy card and following the recorded instructions, or (3) completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call our proxy solicitation partner, Okapi Partners LLC, toll-free at 844-343-2625. Representatives are available to answer your questions Monday through Friday, between 9:00 a.m. and 9:00 p.m., Eastern Time.

Q&A	3

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the New Agreement and each Incumbent Director and the Proposed Director, and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions and broker non-votes will be treated as votes AGAINST the New Agreement because the required vote to approve the New Agreement is a certain percentage of the Fund’s outstanding shares, but will not constitute a vote FOR or AGAINST the adjournment to permit further solicitation of proxies and therefore will have no effect on those votes. Abstentions and broker non-votes and withholding the authority to vote for an Incumbent Director or Proposed Director will not constitute a vote FOR or AGAINST the Incumbent Director or the Proposed Director and therefore will have no effect on the election of an Incumbent Director and the Proposed Director. Broker non-votes occur when proxies returned by brokers for shares held by brokers do not include voting instructions. Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) attending the Special Meeting and voting in person.

How can a quorum be established?

A majority of the Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item or withhold authority to vote for any Incumbent Director or the Proposed Director, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the New Agreement and elect each Incumbent Director and the Proposed Director are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Please complete, sign, and return the enclosed proxy card in the enclosed envelope. You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

Q&A	4

The Jensen Quality Growth Fund Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on November 1, 2024

A special meeting of shareholders (the “Special Meeting”) of The Jensen Quality Growth Fund Inc. (the “Fund”), will be held at the offices of the Fund’s investment adviser, Jensen Investment Management, Inc., 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623, on November 1, 2024, at 10:00 a.m., Pacific time for the purpose of considering the following:

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

(1)    to approve an investment advisory agreement between Jensen Investment Management, Inc. and the Fund on behalf of the Fund;

(2)    to elect a Board of Directors of the Fund; and

(3)    to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Fund’s Board of Directors has fixed the close of business on August 26, 2024 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Robert D. McIver
President
The Jensen Quality Growth Fund Inc.

[...], 2024

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Special Meeting. You may vote by mail, telephone or online. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote online, go to the website provided on your proxy card and follow the instructions, using your proxy card as a guide.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

The Jensen Quality Growth Fund Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
844-343-2625

TO BE HELD ON NOVEMBER 1, 2024

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors (the “Board”) of The Jensen Quality Growth Fund Inc. (the “Fund”), at a special meeting of shareholders of the Fund, and at any adjournments thereof (the “Special Meeting”), to be held on November 1, 2024, at 10:00 a.m., Pacific time, at the offices of the Fund’s investment adviser, Jensen Investment Management, Inc., 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.

Shareholders of record at the close of business on the record date, established as August 26, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This Proxy Statement is expected to be mailed to shareholders on or about [September 20], 2024. The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 1, 2024:

This Proxy Statement is not a form for voting and presents only an overview of the proxy materials, which contain important information. The Notice of Special Meeting and Proxy Statement are available at www.OkapiVote.com/JensenQualityGrowth. To obtain directions to attend the Special Meeting, please call our proxy information line at 844-343-2625. For a free copy of the Fund’s latest annual and/or semi-annual report, Notice of Special Meeting, Proxy Statement and form of proxy, call 844-343-2625 or visit the Fund’s website at www.jenseninvestment.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 no later than [_____], 2024. If you opt to call or mail a written request and your call or request is not received by that date, you may not otherwise receive a paper copy of the proxy materials.

PROPOSAL 1:    To approve a New Investment Advisory Agreement between Jensen Investment Management, Inc. and The Jensen Quality Growth Fund Inc.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between Jensen Investment Management, Inc. and the Fund.

Background

The Board is recommending that shareholders approve a proposed new investment advisory agreement (“New Agreement”) between the Fund, and the Fund’s investment adviser, Jensen Investment Management, Inc. (the “Adviser” or “Jensen”), which would become effective on or about March 1, 2025,

Proxy Statement	1

when Eric H. Schoenstein, Chief Investment Officer and Managing Director of the Adviser, and the owner of 33.06% of Jensen’s outstanding shares of common stock, will retire and the Adviser will redeem all of Mr. Schoenstein’s common stock in the Adviser. The New Agreement is identical to the Fund’s existing investment advisory agreement dated as of February 28, 2018 (the “Existing Agreement”) with the Adviser except for its effective date and the length of its initial term. A copy of the New Agreement is attached to this Proxy Statement as Exhibit A.

As described in this Proxy Statement, the New Agreement is necessary because the Existing Agreement will automatically terminate upon the change in control of the Adviser that will occur on or about March 1, 2025 when Mr. Schoenstein retires and the Adviser redeems all of Mr. Schoenstein’s shares of common stock in the Adviser.

The change in control of the Adviser is not expected to affect the management of the Fund, as the Fund has been managed by an investment team since its inception. Mr. Schoenstein is one of six members of the Adviser’s investment team that manages the Fund. Following Mr. Schoenstein’s retirement, the Fund will continue to be managed by the remaining five members of the Adviser’s investment team: Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar.

With the pending change in control of the Adviser and the termination of the Existing Agreement that will result, the Board was required to take action to approve the necessary arrangements for the continued management of the Fund by the Adviser.

Legal Requirements in Approving the New Agreement

After considering the potential benefits to shareholders of re-engaging the Adviser as the Fund’s investment adviser, as discussed more fully below, the Board, including a majority of Directors who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), (the “Independent Directors”), voted unanimously at a meeting of the Board held on July 16, 2024 to approve the proposed New Agreement and to recommend that shareholders approve the New Agreement.

Accordingly, the Fund needs shareholder approval to re-engage Jensen as its investment adviser following the expected change in control, on or about March 1, 2025. If the Fund’s shareholders do not approve the New Agreement at the Special Meeting, or at an adjournment of the Special Meeting, then the Board will consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, (without limitation) upon termination of the Existing Agreement, entering into an interim investment advisory agreement with Jensen pursuant to Rule 15a-4 of the 1940 Act until a permanent investment advisory agreement is approved by the Fund’s shareholders.

Compensation Paid to Jensen

Under the Existing Agreement, Jensen receives an investment advisory fee paid monthly by the Fund at an annual rate calculated as a percentage of the average daily net assets of the Fund. The table below illustrates the Fund’s base investment advisory fee annual rate and the reduced annual fee rates on Fund assets in excess of certain levels (breakpoints):

Proxy Statement	2

Annual Investment Advisory Fee (as a percentage of the Fund’s average daily net assets)
$4 billion or less	More than $4 billion, up to $8 billion	More than $8 billion, up to $12 billion	More than $12 billion
0.500%	0.475%	0.450%	0.425%

The fee structure under the New Agreement with Jensen will be identical to the fee structure under the Existing Agreement. For the fiscal year ended May 31, 2024, the Fund paid Jensen investment advisory fees in the amounts shown below.

Investment Advisory Fees Paid During Fiscal Years Ended May 31,
2024	2023	2022
$49,066,231	$47,517,961	$50,101,016

Information about Jensen Investment Management, Inc.

Jensen is registered with the Securities and Exchange Commission (the “Commission”) as an investment adviser under the Investment Advisers Act of 1940, as amended. Jensen’s principal office is located at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623. As of July 31, 2024, Jensen managed approximately $11.8 billion of investment assets.

The following table sets forth the name, position, and principal occupation of each current member and principal officer of Jensen. Each individual’s address is 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.

Name	Position / Principal Occupation
Eric H. Schoenstein	Vice President & Managing Director
Robert D. McIver	President & Managing Director
Allen T. Bond	Vice President & Managing Director
Shannon M. Contreras	Vice President, Treasurer, & Managing Director
Gabriel L. Goddard	Chief Compliance Officer, General Counsel, & Managing Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser. Each individual’s address is 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623.

Name	% of Voting Securities Held Before the Transaction
Eric H. Schoenstein	33.06%
Robert D. McIver	25.28%

Set forth below are the names, addresses, and principal occupations of each officer or director of the Fund who is an officer, employee, director, or shareholder of the Adviser. The address of each person, as it relates to his duties of the Adviser or the Fund, is the same as that of the Adviser or the Fund. Each

Proxy Statement	3

of Messrs. McIver and Schoenstein hold equity interests in the Adviser as described above. Mr. Goddard owns between 5% and 10% of the Adviser’s outstanding common stock, and each of Ms. Contreras and Mr. Clark owns between 2% and 5% of the Adviser’s outstanding common stock.

Name	Position with the Fund*	Position with the Adviser	Principal Occupation
Robert D. McIver	Director and President	Managing Director, President and Portfolio Manager	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.

Eric H. Schoenstein	Vice President	Managing Director, Chief Investment Officer and Portfolio Manager	Chief Investment Officer and Portfolio Manager (since 2021); and Director and Vice President of Business Analysis (2002 – 2021) for Jensen Investment Management, Inc.

Richard W. Clark	Vice President	Director, Business Development	Director – Business Development (since August 2022), Director - Sales and Marketing (2001-2022) for Jensen Investment Management, Inc.

Shannon M. Contreras	Treasurer and Vice President	Managing Director, Finance	Director (since 2022), Director of Finance and Treasurer (February 2020 – Present), Senior Compliance Officer and Associate - Finance (October
2014 – February 2020) of Jensen Investment Management, Inc.

Gabriel L. Goddard	Chief Compliance Officer and AML Officer; Vice President and Secretary	Managing Director, Chief Compliance Officer and General Counsel	Vice President and Secretary (January 2018-present), Secretary, General Counsel, Chief Compliance Officer (2012-present), and Director (2017-present) of Jensen Investment Management, Inc.
* Unless indicated otherwise, each of them has held the office shown for the last five years.

Jensen acts as investment adviser to three other registered investment companies that have a similar investment objective to the Fund:

Proxy Statement	4

Fund Name	Net Assets as of May 31, 2024	Investment Advisory Fee Rate	Fee Waiver or Reduction[1]
Jensen Quality Value Fund	$196,598,534	0.65%	[...]%
Jensen Global Quality Growth Fund	$55,606,737	0.75%	[...]%
Jensen Quality Growth ETF	N/A2	0.57%	[...]%
1    Effective as of September 30, 2024.
2    The Fund had not commenced operations as of May 31, 2024.

Summary of the New Agreement and the Existing Agreement

The Existing Agreement was approved by the shareholders of the Fund at a shareholder meeting held on November 13, 2017 in connection with the retirement of a former control person of the Adviser.

A copy of the proposed New Agreement is attached hereto as Exhibit A. It is marked to show proposed changes against the Existing Agreement. The following description of the terms of the New Agreement and material differences with the Existing Agreement is only a summary. You should refer to Exhibit A for the precise terms of the New Agreement, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Jensen under the New Agreement and the investment advisory fee are identical to the investment advisory services now provided by Jensen and the investment advisory fee under the Existing Agreement.

Advisory Services. There is no change in the type, level, and scope of advisory services to be provided by Jensen under the New Agreement. Both the New Agreement and the Existing Agreement state that, subject to the supervision and direction of the Board, Jensen will (i) manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives, policies, and limitations; (ii) administer the Fund’s affairs to the extent requested by the Fund; and (iii) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund.

Brokerage. There is no change in the services to be provided by Jensen under the New Agreement with respect to the selection and use of brokers or dealers used by Jensen in connection with the performance of its advisory services. Both the New Agreement and the Existing Agreement provide that Jensen may place transaction orders for the Fund’s account with brokers or dealers selected by Jensen.

Payment of Expenses. Under both the New Agreement and Existing Agreement, and in addition to the provision of investment advisory services described above, the Adviser agrees at its expense to:

•furnish, for the use of the Fund, office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund; and
•permit any of its officers and employees to serve, without compensation, as directors or officers of the Fund if elected to such positions.

Under both the New Agreement and the Existing Agreement, the Adviser pays the salaries and fees, if any, of all officers of the Fund and of all directors of the Fund who are “interested persons” (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser

Proxy Statement	5

performing services relating to research, statistical, and investment activities, though the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel.

Under both the Existing Agreement and the New Agreement, the Fund is responsible for payment of all of its expenses other than those described above which are payable by the Adviser. The expenses payable by the Fund under the Existing Agreement and the New Agreement are identical, and include, without limitation:

•interest and taxes;
•brokerage fees and commissions and other costs in connection with the purchase or sale of portfolio securities;
•fees and expenses of its directors other than those who are “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser;
•legal and audit expenses;
•transfer agent expenses and expenses for servicing shareholder accounts;
•expenses of computing the net asset value of the shares of the Fund and the amount of its dividends;
•custodian fees and expenses;
•administrative fees and expenses;
•fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;
•expenses of printing and mailing reports, notices and, in some cases, proxy materials to shareholders of the Fund;
•expenses of printing and mailing prospectuses sent to existing shareholders;
•such nonrecurring expenses as may arise, including expenses incurred in actions, suits, or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and directors in respect thereto;
•insurance premiums;
•expenses of maintaining the Fund’s corporate existence, providing investor services and corporate reports, and holding corporate meetings; and
•such other expenses as the directors of the Fund may, from time to time, determine to be properly payable by the Fund.

Management Fees. Both the New Agreement and Existing Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination. The Existing Agreement became effective on February 28, 2018. The New Agreement will become effective upon Mr. Schoenstein’s retirement, which is expected to occur on March 1, 2025. The New Agreement provides that it will continue in effect until August 1, 2026 unless sooner terminated. Like the Existing Agreement, the New Agreement will continue in effect for successive annual periods after its initial term, which will run from March 1, 2025 through August 1, 2025 unless terminated sooner, with such continuation to be approved at least annually in the manner

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required by the 1940 Act. Both the Existing Agreement and the New Agreement may be terminated at any time without penalty by either the Fund or Jensen upon 60 days written notice.

Limitation on Liability and Indemnification. There are no differences between the New Agreement and the Existing Agreement with respect to limitation on liability and indemnification. Both the New Agreement and the Existing Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed on Jensen by the agreement, Jensen will not be subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the New Agreement (as is the case under the Existing Agreement) or for any losses sustained in the purchase, holding, or sale of any security of the Fund.

Board Consideration and Approval of the Existing Agreement and the New Agreement

Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the registered investment company and thereafter review and approve the terms of the registered investment company’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the registered investment company’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Existing Agreement and whether to approve the New Agreement, the Board, including the Independent Directors, conducted the review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate both the renewal of the Existing Agreement and the approval of the New Agreement.

The entire Board first met on January 16, 2024 to consider the planned retirement of Mr. Schoenstein and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations, including the approval of a new investment advisory and service contract by the Board and the Fund’s shareholders. The entire Board met again on April 16, 2024 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement. Prior to the April 16, 2024 meeting, the Independent Directors conferred separately with their legal counsel. After the April 16, 2024 Board meeting, the Independent Directors again met with their legal counsel to consider the additional information provided by the Adviser to evaluate both the Existing Agreement and the New Agreement. The entire Board then met again on July 16, 2024 to consider the annual continuation of the Existing Agreement and the approval of the New Agreement. In between the April 16, 2024 and July 16, 2024 meetings, the Fund’s Chair also conferred separately on two occasions with the Adviser’s President. The Board considered the various materials included in both the April 16, 2024 Board meeting materials and the July 16, 2024 Board meeting materials, and the Adviser confirmed that it had provided all information reasonably necessary for the Board to evaluate the Existing Agreement and the New Agreement. During those meetings, the Board, including the Independent Directors, evaluated and considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor that was controlling. Moreover, not every factor was given the same weight by each Director.

Nature, Extent, and Quality of Services. The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement. The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment

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performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s business continuity plan, its organizational and ownership structure, including proposed changes in the Adviser’s ownership and management, and the composition of its investment team, which makes all investment decisions for the Fund, and the potential impact of changes in Adviser personnel and ownership on both the Fund and the Adviser. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Existing Agreement continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance. The Board examined the investment performance of the Fund compared to the S&P 500® Index and the Fund’s rankings and ratings in the Morningstar Large Cap Blend category for certain periods ending February 28, 2024. The Board noted the Fund’s underperformance (for the Class I shares) compared to its index for the one-, three-, five-, and 15-year periods, and the Fund’s matching performance compared to its index for the ten-year period. The Board noted that the Fund received an Analyst Rating of Silver from Morningstar, and that the Fund’s overall rating was four Stars (out of a possible five Stars) for Class I shares, three Stars for Class J and Class R shares, and two Stars for the Class Y shares. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. Furthermore, the Board was informed by the Adviser that, during the penultimate market cycle (October 9, 2007 to February 19, 2020) and the most recent “peak-to-peak” performance cycle (February 19, 2020 to January 3, 2022), the Fund’s Class I shares provided an annualized return net of expenses, respectively, of 24.08% compared to a 22.37% return for the S&P 500® Index and 10.02% compared to a 8.73% return for the S&P 500® Index, providing evidence that the full benefits of the Adviser’s investment discipline are realized over an entire stock market cycle and appear to have been generated with less volatility that the overall market. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio. The Board compared the Fund’s advisory fee with those of the funds in the Fund’s Large Cap Blend Morningstar category (large cap growth funds between $5 billion and $13 billion in assets) and a more-focused peer group of retail class shares and institutional class shares of actively managed funds in the Fund’s Morningstar category. The Board noted that the Fund’s blended advisory fee of 0.479% was below the median but above the average, in the case of the Class I shares, and above the median and the average in the case of the Class J shares, for the Fund’s Morningstar category, including actively managed retail class funds and actively managed institutional class funds. Excluding non-peer funds, the Fund’s blended advisory fee for the Class I shares and Class J shares was above the average for the Fund’s Large Cap Blend Morningstar category and, when compared against the Fund’s legacy Large Cap Growth Morningstar category (excluding non-peer funds), the Fund’s blended advisory fee for the Class I shares and Class J shares was below the average. The Board also noted that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of long-time institutional separate account clients and a collective investment fund, the Adviser typically charges its separate accounts a minimum fee rate of (i) 1% of assets under management (“AUM”) for individual

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investors that includes breakpoints that decline to an annualized fee rate of 0.50%, and (ii) 0.55% of AUM for institutional investors that declines to an annualized fee rate of 0.45% of AUM on assets above $50 million. The Board also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. Separate accounts, the Board observed, may be smaller and require more personalized services, but they are subject to less regulation and generally do not require the same level of administrative support as the Fund.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Large Cap Blend and Large Cap Growth Morningstar categories as of February 29, 2024. The Board observed that the Fund’s annual expense ratio for Class J shares of 0.816% was in line with the average (0.810%) and slightly higher than the median (0.80%) for such funds in the Large Cap Blend Morningstar category that included the same 25 basis point 12b-1 fee as the Fund. For the Fund’s Class I shares, the Board observed that, although the expense ratio was above the average and below the median when compared to only the institutional funds in the Large Cap Blend Morningstar category, it was also noted that the group of comparable funds included in the expense ratio analysis included two funds with total expense ratios of 23 and 17 basis points that impacted the average and median results. For an additional comparison, the Board also compared the Fund’s expense ratio against the expense ratios of other comparable funds in the Fund’s legacy Large Cap Growth Morningstar category as of May 31, 2024. The Board observed that the Fund’s annual expense ratio for the Class J shares was lower than both the median and the average for such funds that included the same 25 basis point 12b-1 fee as the Fund, and for the Class I shares was also lower than both the median and average for such funds.

The Board noted that the expense ratios for the Fund’s Class J, Class I, and Class Y share classes had declined during the period from February 28, 2023 to February 29, 2024, but had increased slightly for the Class R shares due to a decline in assets during the same 12-month period. The Board confirmed that the expenses for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement. The Board also considered the impact to expense ratios of potential decreases in the Fund’s AUM from shareholder redemptions and/or any downturn in the equities markets overall, and from recently negotiated expense reductions from the Fund’s service providers. Furthermore, the Board considered whether, in light of the Adviser’s proposed business expansion plans, a cap in the Fund’s expenses ratio was warranted to minimize the impact of any decrease in the Fund’s AUM.

The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were fair and reasonable relative to the Fund’s peer groups.

Profitability of the Adviser. The Board considered the profitability of the Existing Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2023 and the methodology used to calculate that profitability, and compared the Adviser’s profitability with respect to the Fund to that of publicly traded investment advisers. Including after adjustments for certain compensation expenses and long-term deferred equity compensation expenses, it appeared that the Adviser’s pre-tax profit margin from the Fund was significantly higher than the median pre-tax profit margin of such other advisers on both a pre-marketing and post-marketing basis, but was within the range when comparing the Adviser’s overall pre-tax profit margins against such other advisers on both a pre-marketing and post-marketing basis. It was noted that the Adviser’s adjustment to its compensation expense was made to account for

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differences between the Adviser’s compensation and incentive programs and those of publicly traded investment management firms.

The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer (“CCO”), though it noted that under the Existing Agreement and the New Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future, and that in 2023 the Fund paid the Adviser (as approved by the Board) for a small portion of the CCO cost under the terms of the Existing Agreement. The Board also considered the Adviser’s projected profitability for 2024 from the Fund using the same analysis and methodology used to assess the Adviser’s 2023 profitability and, subject to the limitations of estimates and projections, found that the Adviser’s projected 2024 profitability from the Fund will likely be less than its 2023 profitability.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and observed that the Fund provided a higher absolute profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts but also noted that efficiencies are realized when managing one mutual fund compared to managing multiple separate accounts. The Board also understood that, in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded advisers that have more diversified business lines and different cost structures than those of the Adviser, the absence of profitability information on a fund-by-fund basis and for privately held investment advisers like the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of further breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2022 to 0.82% for the fiscal year ended May 31, 2021, despite the addition of sub-transfer agency expenses beginning in 2010, and has remained the same since then. Regarding breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010 and a slight increase in the Fund’s AUM at December 31, 2023 compared to December 31, 2022. The Board also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Using a sensitivity analysis, the Board compared and noted the effect on the Fund’s expense ratio from accelerating the Fund’s existing breakpoint fee schedule at varying asset levels above the Fund’s current asset level. Based on the data presented, the Board concluded that more accelerated or additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Other Benefits. The Board considered the potential fall-out benefits realized by the Adviser from its services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research paid for from additional commissions charged by brokers for Fund portfolio securities transactions, commonly known as “soft dollars.” The Board understood that the Adviser maintained a separate account

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advisory business and managed two other mutual funds and a collective investment trust, and also understood the Adviser’s proposed business expansion to include additional investment products. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations. The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage; the marketing, administration, and compliance program of the Fund; the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent, and other service providers; and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 16, 2024 to (i) renew the Existing Agreement for a one-year period until August 1, 2025 and (ii) to approve the New Agreement and to recommend that shareholders approve the New Agreement.

Vote Required

Approval of the proposal to approve the New Agreement and re-engage Jensen as the investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Directors unanimously recommend that shareholders of the Fund vote “FOR” the approval of the New Agreement.

PROPOSAL 2.    To Elect the Board of Directors of the Fund

Shareholders of the Fund are being asked to elect Kenneth Thrasher, Dr. Janet G. Hamilton, Kathleen J. Kee, Charles A. Wilhoite, Robert D. McIver, and Kerry E. Barnett as directors of the Fund. Messrs. Thrasher, Wilhoite, and McIver, Dr. Hamilton, and Ms. Kee currently serve as directors of the Fund (collectively, the “Incumbent Directors”). Except for Ms. Kee and Mr. Wilhoite, each of the Incumbent Directors was elected to Board by Fund shareholders on November 15, 2017. Ms. Kee and Mr. Wilhoite were appointed to the Board on October 13, 2021, and January 1, 2023, respectively. If approved by the shareholders at the Special Meeting, each of the Incumbent Directors will continue to serve as a Board member. Mr. Barnett does not currently serve on the Board. He has been nominated to fill the vacancy that will occur when Roger A. Cooke, an existing Director, retires on October 16, 2024. If approved by the shareholders at the Special Meeting, Kerry E. Barnett would serve as a Director of the Fund.

Section 16(a) of the 1940 Act provides that the board of directors of a registered investment company may appoint a new director to fill a vacancy or add new members to its board only if, after such appointment, at least two-thirds of the directors have been elected by the shareholders. Additionally, if at any time less than a majority of the Board is composed of directors who have been elected by the

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shareholders, the Fund is required by Section 16(a) of the 1940 Act to hold a shareholder meeting for the purpose of electing directors to fill any vacancies. Because Kathleen J. Kee and Charles A. Wilhoite were appointed to the Board to fill vacancies on October 13, 2021 and January 1, 2023, respectively, two-thirds of the directors have been elected by the Fund’s shareholders. When Mr. Cooke retires as a Director on October 16, 2024, however, less than two-thirds of the directors will have been elected by the Fund’s shareholders. Accordingly, the vacancy that will occur when Mr. Cooke retires cannot be filled by the Board. Mr. Barnett has been nominated for election by shareholders to fill the pending vacancy. The Board also believes it is in the best interests of the Fund’s shareholders to nominate each of the Incumbent Directors, including those directors who have been previously elected by shareholders, for election by shareholders at the Special Meeting. The election by shareholders of each of the Incumbent Directors and Mr. Barnett (each, a “Proposed Director” and, together, the “Proposed Directors”) will provide the Board with additional flexibility in the future to fill a limited number of vacancies should any arise or add a limited number of new members to the Board without the expense of holding a shareholder meeting.

Information about the Proposed Directors and Mr. Cooke, who is retiring as a Director on October 16, 2024, including their addresses, years of birth, principal occupations during the past five years, and other directorships of publicly traded companies or mutual funds, is set forth in the table below. Each Proposed Director consented to being a nominee and has agreed to serve on the Board if elected by shareholders. It is not expected that any of the Proposed Directors will decline or become unavailable for election, but, if this happens, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees. A Director is deemed to be “independent” to the extent the Director is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (an “Independent Director”).

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Roger A. Cooke The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel, and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products (2000 – 2013); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company (1992 – 2000).	1	None

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Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Kenneth Thrasher The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1949	Chair and Independent Director	Indefinite Term; since July 2007 and Chair since July 2022.	Retired. Chairman (2002 – 2018) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company; President and CEO of Fred Meyer, Inc. (now a division of Kroger), a retail grocery and general merchandise company, from 1999-2001, and other executive positions at Fred Meyer, Inc., including EVP and Chief Administrations Officer and SVP and Chief Financial Officer, from 1982-1999.	1	Northwest Natural Holding Company and Northwest Natural Gas Company (a natural gas distribution and service provider).
Janet G. Hamilton, PhD, CFA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1955	Independent Director	Indefinite Term; since October 2016.	Associate Professor, Finance, Portland State University’s School of Business (1986 – present) and Area Director (2016-present).	1	None
Kathleen J. Kee, CFP The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1961	Independent Director	Indefinite Term; since October 2021.	Senior Wealth Advisor, Buckingham Strategic Wealth (2020 – present); Chief Executive Officer, Confluence Wealth Management LLC (2011 – 2020).	1	None
Charles A. Wilhoite, CPA The Jensen Quality Growth Fund Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1964	Independent Director	Indefinite Term; since January 2023.	Managing Director (1995 – present) of Willamette Management Associates, a Citizens Company, a financial advisory services firm.	1	Northwest Natural Holding Company and Northwest Natural Gas Company (a natural gas distribution and service provider).

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Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Kerry E. Barnett 9652 NW Caxton Lane Portland, OR 97229 Year of Birth: 1957	N/A	N/A	Retired. President and Chief Executive Officer of SAIF Corp. (2015 – 2021).	1	Board member, Mutual of Enumclaw Insurance Company (not a public company), a property and casualty insurer, since 2021; Board member, CareOregon (not-for-profit) Medicaid insurance carrier, since 2020.
INTERESTED DIRECTOR
Robert D. McIver* Jensen Investment Management, Inc. 5500 Meadows Road Suite 200 Lake Oswego, OR 97035 Year of Birth: 1965	Director and President	Indefinite Term; since July 2015; One-Year Term as President of the Fund; Served as President since February 2007.	Director (since July 2015) of the Fund; President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.	1	Jensen Investment Management, Inc. (since February 2007)

*    This individual is an “interested person” of the Fund within the meaning of the 1940 Act because the individual also serves as an officer of the Adviser and owns securities of the Adviser.
**    Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the Director’s successor is duly elected and qualified, or the date a Director dies, resigns, retires, or is removed in accordance with the Bylaws of the Fund.

Board Leadership Structure

The Board conducts regular quarterly in-person meetings and may hold telephonic, video, or special in-person meetings as necessary. At these regular quarterly meetings, the Board receives information from the Adviser concerning the Fund’s performance, portfolio holdings, adherence to the Fund’s investment discipline and restrictions, market outlook and other information. In addition, in connection with its consideration of whether to renew the Fund’s investment advisory contract with the Adviser, the Board reviews the nature, extent and quality of the services provided to the Fund by the Adviser. The Board annually reviews the Fund’s service contracts with the Fund’s administrator, accountant, transfer agent, custodian and distributor. The Independent Directors also hold quarterly regularly scheduled in-person meetings outside of the presence of the interested Directors and the Adviser, and may meet as needed in between their regularly scheduled meetings. The Fund’s CCO reports to the Board at the regular quarterly Board meetings and meets separately with the Independent Directors at their quarterly meetings.

The Fund’s current Chair of the Board is an Independent Director. The Board has adopted a policy that the Board should be composed of 75% or more Independent Directors and a Chair who is an Independent Director.

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Kenneth Thrasher, an Independent Director, serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with the Adviser and the other Directors and presiding over Board meetings. The Chair also meets with the Adviser between meetings and facilitates communications between the Board and the Adviser, and serves as the point person for addressing issues in between regular Board meetings, including serving as a conduit of information from Independent Directors to the Adviser. The Chair also acts as the primary contact for the Directors with the Fund’s CCO and the Adviser. The Directors believe this structure facilitates the orderly and efficient flow of information to the Directors from the Adviser. The Fund believes that Mr. Thrasher’s extensive management and financial experience serving as a Chief Executive Officer or President of both publicly-traded and private companies, and serving as Chief Financial Officer in his career at each, qualifies him to serve as Chair of the Board.

The Board reviews its leadership structure periodically as part of its annual self-assessment process. The Directors have concluded that the Board’s leadership structure of a Chair who is an Independent Director and a Board constituted of more than 75% Independent Directors is appropriate given the specific characteristics or circumstances of the Fund.

The Directors believe the Board’s leadership structure allows them to effectively perform their oversight responsibilities and to act in the best interests of the Fund’s shareholders.

As described in more detail below under the section heading “Board Committees,” the Board has two standing committees—the Audit and Governance Committees. All of the committees are chaired by Independent Directors and are composed solely of Independent Directors. Each committee meets periodically to perform its delegated oversight responsibilities and report its findings and recommendations to the Board. The Board may establish additional committees or ad hoc or special committees in the future or as needed to assist the Board in carrying out its oversight responsibilities.

Role in Risk Oversight

The Fund is subject to several risks, including compliance, investment, operational, and reputational risk, among others. The Board is responsible for oversight of the management and affairs of the Fund, including oversight of risk management. The day-to-day management of the Fund’s investment and operational risks is overseen and performed primarily by the Adviser and the Fund’s other service providers including the custodian, administrator, fund accountant, transfer agent, and distributor, subject to supervision by the Adviser. To aid in the management of risk, whether compliance, operational, investment, reputational, or other, the Fund has adopted compliance policies and procedures to identify particular risks and to minimize the occurrence of events or circumstances that could have a material adverse effect on the Fund’s investment performance or its operations. In addition, the Fund’s service providers use a variety of processes, procedures, and controls to identify and manage particular risks. All of these service providers have an independent interest in managing risk appropriately; however, their policies and procedures to manage risks may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls.

The Board implements its risk oversight function in a variety of ways, including by the whole Board and through Board committees. At the regular Board and Board committee meetings, the Board receives reports from the Adviser and other service providers on the Fund’s activities and various risks relating to the Fund. In addition, the Fund’s CCO regularly reports to the Board his review of the Fund’s compliance with the Fund’s policies and procedures and includes material compliance matters since the last report. Not less than annually, the CCO provides to the Board a report on whether the compliance

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policies and procedures of the Fund and the Fund’s service providers are adequately and effectively designed to avoid violations by the Fund of the federal securities laws. The Fund’s independent accountant reviews with the Audit Committee (and interested Directors) on not less than an annual basis its audit report of the Fund’s financial statements, including discussions of major risks identified by the independent accountant and whether there are any significant deficiencies or material weaknesses in the Fund’s internal controls. Board oversight of risk is also performed in between regular Board meetings through communications between the Board and the Adviser. Independent Directors are encouraged to communicate directly, or through the Fund’s Chair, with the Fund’s management.

The Board recognizes that it cannot identify or quantify all the risks facing the Fund, and some risks cannot be mitigated or eliminated in a cost-effective manner. Moreover, there are limitations to the effectiveness of the processes, methods, and controls the Fund uses to manage risk. Some risks, such as investment-related risk, are simply part of the Fund’s business and are necessary to achieve the Fund’s investment goals. Accordingly, there are limitations to the Board’s oversight of risk and the Fund’s ability to manage risk.

Board Conclusion on Individual Director Skills, Attributes, Qualifications, and Experience

The Governance Committee of the Board is responsible for assessing the experience, qualifications, attributes, and skills of potential candidates for nomination to serve as directors of the Fund. The Governance Committee is composed of all of the Fund’s Independent Directors and takes into account a wide variety of factors and the specific work experience and other qualifications of candidates to serve as directors. On an annual basis, the Board conducts a self-assessment and considers, among other things, whether the existing directors have the requisite experience and skills to provide effective oversight. The Board intends that its directors must continually meet the following criteria among other criteria considered by the Governance Committee:

•They possess skills and abilities relevant to the mutual fund and investment company industry, including an ability to read and understand financial statements;
•They possess knowledge of matters relating to the mutual fund and investment company industry, and remain active enough to keep them in contact with the markets, the business and technical environments, and the communities in which the Fund is active;
•They are able to function as a part of an effective group, willing to speak their mind but respecting and cooperating with other members of the Board;
•They recognize in their activities for the Fund the predominance of overall Fund performance above any particular area of special personal interest; and
•They are of good reputation and character, conduct themselves in accordance with high ethical standards, and possess personal and professional integrity, in this and in other ways maintaining the respect of their fellow directors.

The Board has concluded that each of the Proposed Directors is qualified to serve on the Board because he or she meets the criteria described above, and based on (i) his or her individual skills, attributes, qualifications, or business experience and (ii) the skills, attributes, qualifications, or business experience of the Proposed Directors as a group. Generally, no one factor was decisive in the selection and nomination of the Proposed Directors. Information about the specific skills, attributes, qualifications or business experience of each Proposed Director is as follows.

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Kenneth Thrasher. Mr. Thrasher is an Independent Director and has served as a director of the Fund since 2007 and Chair since July 20, 2022. Mr. Thrasher has been designated an “audit committee financial expert” by the Board based on his extensive management and financial experience serving in the capacity of Chief Executive Officer or President of both publicly traded and private companies, as well as serving as Chief Financial Officer in his career at each. Mr. Thrasher served as the Chair of the Board of Directors at Complí, a web-based compliance and risk management software solution company, and serves on the Board of Directors of each of Northwest Natural Holding Company and Northwest Natural Gas Company, a publicly traded natural gas distribution and service provider.

Prof. Janet G. Hamilton, PhD, CFA. Dr. Hamilton is an Independent Director and has served as a director of the Fund since October 19, 2016. Dr. Hamilton has been designated an “audit committee financial expert” by the Board based on her extensive academic experience, financial analysis skills, and status as a Chartered Financial Analyst (“CFA”). Dr. Hamilton serves as an Associate Professor and Area Director, Finance, at Portland State University’s School of Business where she has been employed since 1986. Additionally, Dr. Hamilton served on the Finance Faculty for the Oregon Executive MBA program at the University of Oregon from 1989 to 2012. In her roles as both an associate professor of finance and member of the finance faculty, Dr. Hamilton has developed skills in economic problem solving, valuation, and financial analysis. Her academic research has been published in various finance journals. Dr. Hamilton has previously served in several capacities on the Board of Directors for the CFA Society of Portland, including as President.

Kathleen J. Kee. Ms. Kee is an Independent Director and has served as a director of the Fund since October 13, 2021. Ms. Kee has served as a Senior Wealth Advisor for Buckingham Strategic Wealth, a registered investment advisor providing financial planning and wealth management services, since December 2020. She previously served as the Chief Executive Officer for Confluence Wealth Management LLC, a boutique registered investment advisor wealth management firm working with high-net-worth individuals and families, from 2011 to November 2020.

Charles A. Wilhoite, CPA. Charles A. Wilhoite is an Independent Director and has served as a director of the Fund January 1, 2023. Mr. Wilhoite has been designated an “audit committee financial expert” by the Board based on his extensive experience in financial advisory and valuation services and his status as a certified public accountant. Mr. Wilhoite has served as a Managing Director of Willamette Management Associates, a Citizens Company, a financial advisory services firm specializing in financial advisory, business and intangible asset valuation, forensic analysis, and litigation support services, since 1995. Mr. Wilhoite serves on the Board of Directors of each of Northwest Natural Holding Company and Northwest Natural Gas Company, a publicly traded natural gas distribution and service provider.

Robert D. McIver. Mr. McIver has served as a Director of the Fund since July 2015. He has served as President and Director of the Adviser since 2007 and as Director of Operations from 2004-2007. Prior to the Adviser, Mr. McIver was General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd. from 2001-2004, and before that was a portfolio manager at Schroder Investment Management for 10 years, and Chief Investment Officer at Schroder & Co. Trust Bank for two years.

Kerry E. Barnett. Mr. Barnett has been nominated to serve as an Independent Director of the Fund. Mr. Barnett retired in 2021 from SAIF Corp., where he had served as the President and Chief Executive Officer since 2015. He has served as President and Director of the Adviser since 2007 and as Director of Operations from 2004-2007. Mr. Barnett serves on the Board of Directors of each of Mutual of

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Enumclaw Insurance Company, a property and casualty insurer, and CareOregon, a not-for-profit Medicaid insurance carrier.

Board Committees

Audit Committee

The Fund’s Audit Committee is comprised of all of the Independent Directors, and Ms. Kee is the Chair of the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the independent registered public accounting firm engaged by the Fund concerning the scope of the audit and the independent registered public accounting firm’s independence. The Audit Committee meets twice a year, and if necessary, more frequently. The Audit Committee met twice during the fiscal year ended May 31, 2024.

Governance Committee

The Fund’s Governance Committee is comprised of all of the Independent Directors, and Dr. Hamilton is the Chair of the Governance Committee. The Governance Committee evaluates and nominates Board candidates to fill vacancies and for election and re-election as and when required, and may also recommend to the Board guidelines on governance matters. The Governance Committee reviews and approves all matters pertaining to compensation paid to the Independent Directors and facilitates the annual self-assessment of the Board’s performance and effectiveness. In evaluating potential nominees, including any nominees recommended by shareholders, the Governance Committee takes into consideration the factors listed in the Fund's Governance Committee Charter, including a potential nominee’s business and professional ability and experience, ethics, ability to function as part of an effective group, willingness and availability to devote the necessary time and effort required to serve as a director the Fund, and other discretionary considerations. The Governance Committee Charter was originally adopted on January 11, 2007 and last amended on July 18, 2023. The Board has adopted the following procedures by which shareholders may recommend nominees to the Governance Committee. While the Governance Committee normally is able to identify from its own resources an ample number of qualified candidates, the Governance Committee will consider properly qualified candidates for the Board submitted by shareholders, so long as the shareholder or shareholder group submitting a proposed nominee (1) beneficially owns more than 5% of the Fund’s voting shares; (2) has held such shares continuously for the past two years; and (3) is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Fund). Such suggestions must be sent in writing to the Fund’s Secretary at the address of the Fund (5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623) and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if so designated by the Governance Committee. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The Governance Committee met four times during the fiscal year ended May 31, 2024.

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Compensation

The Fund does not compensate directors who are officers or employees of the Adviser and does not compensate any officers of the Fund. The Independent Directors are each paid an annual retainer of $50,000 from the Fund, plus a fee of $4,000 for each Board meeting attended in person and $4,000 for each Board meeting held by telephone. In addition, the Chair of the Board is paid an annual fee of $15,000, the Chair of the Audit Committee is paid an annual fee of $7,000, and the Chair of the Governance Committee is paid an annual fee of $6,000. They are also reimbursed for travel and other reasonable out-of-pocket expenses in connection with attendance at Board meetings, but such reimbursements are not considered “compensation” and therefore are not included in the amounts shown in the table below. The Fund does not offer any retirement benefits for the directors. The Board holds regular quarterly meetings. During the fiscal year ended May 31, 2024, the directors received the following compensation from the Fund:

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund Paid to Directors
Interested Directors
Robert D. McIver	None	None	None	None

Independent Directors
Roger A. Cooke	$89,250	None	None	$89,250
Kenneth Thrasher(1)	$104,250	None	None	$104,250
Janet G. Hamilton	$94,500	None	None	$94,500
Kathleen J. Kee	$95,500	None	None	$95,500
Charles A. Wilhoite	$89,250	None	None	$89,250
(1) Mr. Thrasher served as Chair of the Board during the fiscal year ended May 31, 2024, for which he received an annual fee of $15,000 included in the fees above.

For the fiscal year ended May 31, 2024, members of the Audit Committee and Governance Committee were paid a fee of $2,000 for each meeting attended in person, and Independent Directors were paid a fee of $2,000 for each meeting of the Independent Directors attended in person.

Director Ownership of Fund Shares and Certain Transactions

The following table shows the dollar range of shares beneficially owned by each director in the Fund as of December 31, 2023:

Interested Directors:

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Robert D. McIver	Over $100,000

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Independent Directors:

Name of Director	Aggregate Dollar Range of Equity Securities in the Fund
Roger A. Cooke	Over $100,000
Kenneth Thrasher	Over $100,000
Janet G. Hamilton	Over $100,000
Kathleen J. Kee	Over $100,000
Charles A. Wilhoite	None

As of December 31, 2023, none of the Independent Directors or members of their immediate families owned any securities of the Adviser, the Distributor, or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

During the two most recently completed calendar years, none of the Independent Directors nor members of their immediate families conducted any reportable transactions (or series of transactions) with the Fund or with any other investment company advised by the Adviser or distributed by the Distributor, an officer of the Fund, the Adviser, Distributor, an officer of the Adviser or Distributor or any affiliate of the Adviser or Distributor in which the amount exceeded $120,000.

Required Vote

The election of each Proposed Director will be voted upon separately by the shareholders of the Fund voting together as a single group. If a quorum of shareholders is present at the Special Meeting, each Proposed Director will be elected as a Director of the Fund if the Proposed Director receives a plurality of the votes cast in person or by proxy. If for any reason a Proposed Director becomes unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

Based on all of the foregoing, the Directors unanimously recommend that shareholders of the Fund vote “FOR” the election of each of the Proposed Directors to the Board of Directors of the Fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Fund, 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the

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Secretary of the Fund, c/o 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting (and before the Fund begins to print and send its proxy materials). Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS, AND
VOTING DIRECTORS AND THEIR NOMINEES

Banks, broker-dealers, and voting directors and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Jensen

Since the beginning of the Fund’s most recently completed fiscal year, no Independent Director has made any purchases or sales of securities of Jensen or any of its affiliated companies.

Voting Securities

Shareholders of record of the Fund as of the close of business on August 26, 2024 are entitled to be present and to vote at the Special Meeting or any adjournment thereof. As of the close of business on August 26, 2024, [...] shares of Class I shares of the Fund were issued and outstanding; [...] shares of Class J shares of the Fund were issued and outstanding; [...] shares of Class R shares of the Fund were issued and outstanding; and [...] shares of Class Y shares of the Fund were issued and outstanding. All classes of shares will vote together as a single class.

Management Ownership

As of August 26, 2024, the directors and officers of the Fund, as a group, owned of record or beneficially less than 1% of the Class I, Class J, and Class R shares of the Fund and 2% of the outstanding shares of the Class Y shares of the Fund.

Furthermore, as of August 26, 2024, none of the Independent Directors or members of their immediate family own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates. Accordingly, none of the Independent Directors or members of their immediate family have a direct or indirect interest, the value of which exceeds $120,000, in Jensen, the Fund’s principal underwriter or any of their affiliates, and no transaction which would result in such ownership interest is currently proposed. None of the Independent Directors holds any position with the Distributor or any affiliated person of the Fund. In addition, except as described in the succeeding sentences, during the past five calendar years, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which Jensen, the Fund’s principal underwriter, or any of their affiliates was a party, nor is there any such transaction currently proposed.

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Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of August 26, 2024, no person was a control person of the Fund, and all Directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of each class of the Fund. As of August 26, 2024, the following shareholders were considered to be principal shareholders of the Fund:

Class J Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1901	The Charles Schwab Corporation	DE	[...]	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	Fidelity Global Brokerage Group, Inc.	DE	[...]	Record
TD Ameritrade, Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	[...]	Record
Morgan Stanley Smith Barney For the Exclusive Benefit of Our Clients 1 New York Plaza, 39th Floor New York, NY 10004-1932	N/A	N/A	[...]	Record

Class I Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue MSC M03970 St. Louis, MO 63103-2287	Wells Fargo Advisors, LLC	DE	[...]	Record

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Class I Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Reinvestment Account Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105-1901	N/A	N/A	[...]	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	N/A	N/A	[...]	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	[...]	Record

Class R Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
State Street Bank & Trust Co. Trustee and/or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2900	N/A	N/A	[...]	Record
Great-West Life & Annuity Insurance Company c/o Fascorp 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	N/A	N/A	[...]	Record
Great-West Trust Company LLC Employee Benefits Clients 401K 8515 East Orchard Road, #2T2 Greenwood Village, CO 80111-5002	Power Financial Corporation	Québec, Canada	[...]	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	[...]	Record

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Class R Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	N/A	N/A	[...]	Record

Class Y Shares
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Edward D. Jones and Co. For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3710	Edward D. Jones & Co., L.P.	MO	[...]	Record
Wells Fargo Bank NA FBO Omnibus Cash Account P.O. Box 1533 Minneapolis, MN 55480-1533	N/A	N/A	[...]	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	[...]	Record
National Financial Services LLC FBO Its Customers 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	N/A	N/A	[...]	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares. Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s Policy. The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about […], 2024. Supplementary solicitations may be made by mail, telephone, electronic means, or personal interview by representatives of the Fund or Okapi Partners LLC, a private proxy services firm. In order to hold a shareholder meeting, a quorum must be reached (as explained below). If a quorum is not attained, the meeting must adjourn to a future date.

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Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Gabriel Goddard, Secretary, The Jensen Quality Growth Fund Inc. 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials and the broker returns the proxies without voting them, these shares will be considered broker non-votes.

All shares that are voted and all abstentions and broker non-votes will be counted as present for purposes of determining quorum, but because the required vote to approve the New Agreement is a certain percentage of the Fund’s outstanding shares, abstentions and broker non-votes will be treated as votes AGAINST the New Agreement. Abstentions and broker non-votes will not constitute a vote FOR or AGAINST adjournment to permit further solicitation of proxies and therefore will have no effect on those votes. Broker non-votes and withholding the authority to vote for a Proposed Director will not constitute a vote FOR or AGAINST the Proposed Director and therefore will have no effect on the election of Proposed Directors. With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the Proposals.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth, and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares entitled to vote in person or by proxy at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The

Proxy Statement	25

persons named as proxy agents will vote FOR or AGAINST the proposed adjournment in proportion to the proxies received for or against the proposal. Broker non-votes and abstentions will be disregarded for purposes of any vote on whether to adjourn the Special Meeting.

Shareholders of record of the Fund at the close of business on August 26, 2024 will be entitled to vote at the Special Meeting. Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of August 26, 2024. Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Fund officers, employees, agents or Okapi Partners LLC, a private proxy services firm asking you to vote. The Fund does not reimburse officers of the Fund, or regular employees and agents involved in the solicitation of proxies.

The Adviser will bear no more than 25% of all costs and expenses of holding the Special Meeting, including the costs of this proxy solicitation, and will pay 100% of the costs of printing and mailing of the notice and proxy materials as set forth in the Existing Agreement. The Adviser will bear the remainder of such costs and expenses. Your prompt response will help avoid the cost of additional solicitation.

Service Providers

The Fund’s investment adviser is Jensen Investment Management, Inc., located at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Quasar Distributors, LLC, an affiliate of Foreside Financial Group LLC d/b/a ACA Group, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor and principal underwriter to the Fund (the “Distributor”).

Independent Public Accountants

Cohen & Company, Ltd. (“Cohen”), located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, acted as independent public accountants to the Fund for its fiscal year ended May 31, 2024. Cohen, in accordance with Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, confirmed to the Audit Committee that it is an independent auditor with respect to the Fund. Upon recommendation of its Audit Committee, the Board selected Cohen as independent public accountants to audit and certify the Fund’s financial statements for its fiscal year ended May 31, 2024. Representatives of Cohen will not be present at the Special Meeting. Accordingly, they will not have an opportunity to make a statement and will not be available to respond to questions.

Audit Fees. For the Fund’s fiscal years ended May 31, 2023 and May 31, 2024, aggregate fees billed by Cohen for the audit of the Fund’s annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years were $23,100 and $25,200, respectively.

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Audit-Related Fees. Cohen did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the Fund’s fiscal years ended May 31, 2023 and May 31, 2024 which are not set forth under “Audit Fees” above.

Tax Fees. For each of the Fund’s fiscal years ended May 31, 2023 and May 31, 2024, aggregate fees billed by Cohen for tax compliance, tax advice, and tax planning statements for those fiscal years was $4,500 and $4,570, respectively, per year.

All Other Fees. Cohen did not perform any other services for the Fund or deliver any other products to the Fund for the Fund’s fiscal years ended May 31, 2023 and May 31, 2024.

Pre-Approval of Certain Services. The Audit Committee Charter requires pre-approval by the Fund of all auditing and permissible non-audit services to be provided to the Fund by Cohen, including fees. All of these non-audit services and related fees were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Adviser and Its Affiliates. For the Fund’s fiscal years ended May 31, 2023 and May 31, 2024, the non-audit fees billed or expected to be billed by Cohen for services to Jensen (and any other entity controlling, controlled by, or under common control with Jensen) were $32,500 and $32,750, respectively. The Fund’s Audit Committee considered, in accordance with its policies and procedures, whether the provision of non-audit services that were rendered to Jensen is compatible with maintaining Cohen’s independence, and approved in advance the non-audit services by Cohen to Jensen.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-992-4144 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

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EXHIBIT A

INVESTMENT ADVISORY AND SERVICE CONTRACT

between

THE JENSEN QUALITY GROWTH FUND INC.

and

JENSEN INVESTMENT MANAGEMENT, INC.

This Agreement is entered into, effective ~~February 28, 2018~~March 1, 2025, by and between THE JENSEN QUALITY GROWTH FUND INC., an Oregon corporation (the “Fund”), and JENSEN INVESTMENT MANAGEMENT, INC., an Oregon corporation (the “Adviser”).

In consideration of the mutual covenants contained in this Agreement, it is hereby agreed as follows:

1.The Fund hereby employs the Adviser to act as its investment adviser and, as such, to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives, policies and limitations, and to administer the Fund’s affairs to the extent requested by the Fund, subject to the supervision of the Board of Directors of the Fund, for the period and upon the terms set forth in this Agreement. Investment of funds shall be subject to all applicable restrictions of the Articles of Incorporation and Bylaws of the Fund as may, from time to time, be in force and all applicable provisions of the Investment Company Act of 1940, or any successor statute, as amended from time to time (the “1940 Act”).

The Adviser agrees to: (a) furnish the investment advisory services specified above; (b) furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and (c) permit any of its officers and employees to serve, without compensation except as otherwise set forth herein, as directors or officers of the Fund if elected to such positions. The Adviser shall pay the salaries and fees, if any, of all officers of the Fund and of all directors of the Fund who are “interested persons” (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities, provided, however, that the board of directors of the Fund (including a majority of directors who are not interested persons) may, in its sole and absolute discretion, pay some portion or all of the compensation and related expenses of the Fund’s Chief Compliance Officer and any other Fund personnel who perform certain administrative, regulatory or other compliance duties for the Fund as required or prescribed by rules and regulations adopted from time to time by the Securities and Exchange Commission (the “Commission).

The Adviser shall, on behalf of the Fund, maintain the Fund’s records and books of account (other than those maintained by the Fund’s transfer agent, registrar, custodian and shareholder servicing agent). All books and records so maintained shall be the property of the Fund and, upon request, the Adviser shall surrender to the Fund any of such books and records requested.

The investment policies and all other actions of the Fund are, and shall at all times be, subject to the control and direction of the Board of Directors of the Fund. In acting under this Agreement, the Adviser shall be an independent contractor and shall not be an agent of the Fund.

With respect to services performed in connection with the purchase and sale of portfolio securities on behalf of the Fund, the Adviser may place transaction orders for the Fund’s account with brokers or dealers selected by the Adviser. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser has determined in good faith that the net price to the Fund of

Proxy Statement	A-1

such transaction was reasonable in relation to the net price for comparable transactions engaged in by similarly situated investors.

2.For the services and facilities to be furnished, the Fund shall pay to the Adviser monthly compensation equal to an annual percentage rate of the Fund’s average daily net assets as set forth below:

Average Daily Net Assets of Fund	Rate
$0 to $4 billion	0.500%
$4 billion to $8 billion	0.475%
$8 billion to $12 billion	0.450%
Over $12 billion	0.425%

The daily net asset value of the Fund shall be computed in the manner and at the times set forth in the Fund’s Articles of Incorporation. On any day that the Fund’s net asset value is not calculated, the net asset value for such day shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purposes of the foregoing computations. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily, and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365th of the annual rate to the Fund’s net asset value each day determined as of the close of business on that day.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others, including other investment companies, so long as its services under this Agreement are not impaired by the delivery of such services.

3.The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser. The expenses payable by the Fund shall include, without limitation: (a) interest and taxes; (b) brokerage fees and commissions and other costs in connection with the purchase or sale of portfolio securities; (c) fees and expenses of its directors other than those who are “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser; (d) legal and audit expenses; (e) transfer agent expenses and expenses for servicing shareholder accounts; (f) expenses of computing the net asset value of the shares of the Fund and the amount of its dividends; (g) custodian fees and expenses; (h) administrative fees and expenses; (i) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (j) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (k) the cost of issuing share certificates, if certificates are issued; (l) expenses for reports, membership dues and other dues in the Investment Company Institute or any similar trade organization; (m) expenses of preparing and typesetting prospectuses; (n) expenses of printing and mailing prospectuses sent to existing shareholders; (o) such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and directors in respect thereto; (p) the organizational costs of the Fund and other Fund expenses that are capitalized; (q) insurance premiums; (r) expenses of maintaining the Fund’s corporate existence, providing investor services and corporate reports, and holding corporate meetings; (s) as determined by the board of directors (including a majority of the directors who are not interested persons) in its sole and absolute discretion, any portion or all of any compensation and related expenses of the Fund’s Chief Compliance Officer and other Fund personnel performing certain administrative, regulatory or other compliance duties for the Fund as required or prescribed by rules and regulations adopted from time to time by the Commission; and (t) such other expenses as the directors of the Fund may, from time to time, determine to be properly payable by the Fund.

Proxy Statement	A-2

The Adviser may, but has no obligation to, pay any or all of the expenses of the Fund that are payable by the Fund. In such event, the Fund shall promptly reimburse the Adviser for all such expenses so paid by the Adviser.

4.In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained by the Fund or its shareholders in the purchase, holding or sale of any security.

5.Subject to all applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund as officers, directors, agents, shareholders or otherwise.

6.The Adviser shall have the right to grant the use of a name similar to the Fund’s name to another investment company or business enterprise without the approval of the Fund’s shareholders and shall have the right to withdraw from the Fund the use of the Fund’s name. However, the Adviser may not withdraw from the Fund the use of the Fund’s name without submitting to the Fund’s shareholders the question of whether the shareholders wish the Fund to continue this Agreement.

7.This Agreement became effective on ~~February 28, 2018~~March 1, 2025 and shall continue in full force and effect until August 1, ~~2019~~2026 unless sooner terminated as hereinafter provided. The Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without payment of any penalty by the Fund or by the Adviser on 60 days’ written notice to the other party. The Fund may effect termination by action of its Board of Directors or by vote of a majority of the outstanding shares of the common stock of the Fund (as defined in the 1940 Act), accompanied by the appropriate notice. In the event of the death or disability of any of the principal officers of the Adviser, or if, for any other reason, there is a material change in the management or ownership of the Adviser, the Board of Directors of the Fund shall be required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. If the Fund’s Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice; provided, however, that any change in the ownership of the Adviser that constitutes an assignment (within the meaning of the 1940 Act) shall require the automatic termination of this Agreement.

This Agreement may be terminated at any time by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of common stock of the Fund, and such termination shall be without the payment of any penalty and without any required prior notice, if it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action that results in a breach of the covenants of the Adviser set forth in this Agreement. In addition, the Adviser agrees to inform the Board of Directors of the Fund if the Adviser learns that it or any of its officers or directors has taken any action that results in a breach of the Adviser’s covenants set forth in this Agreement. The Board of Directors of the Fund shall meet as soon as practicable after it receives such notification to consider whether another investment adviser should be selected for the Fund. If the Fund’s Board determines, at such meeting, that this Agreement should be terminated, this Agreement may be terminated without the payment of any penalty and without any required prior notice.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

8.If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not thereby be affected.

Proxy Statement	A-3

9.Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

10.If any action or suit is instituted to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the other party, in addition to all other rights and remedies, the prevailing party’s reasonable attorney fees at trial and on appeal.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the date first written above.

THE JENSEN QUALITY GROWTH FUND INC. By: Title: Chair of the Board of Director	JENSEN INVESTMENT MANAGEMENT, INC. By : Title: President

Proxy Statement	A-4

PROXY                                    PROXY
JENSEN QUALITY GROWTH FUND INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2024
5500 MEADOWS ROAD, SUITE 200, LAKE OSWEGO, OR 97035

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints [ ] and [ ], or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 1, 2024 at 10:00 a.m., Central Time, at the offices of the Fund’s Adviser, Jensen Investment Management, Inc., 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:
SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

__________________________________________
Signature(s) (Title (s), if applicable)
_______________________________________________
_______________________________________________
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:
1.By Phone: Call Okapi Partners toll-free at: (844) 343-2625 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 8:00 PM (EST).

OR
2.By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/JENSEN2024 and follow the simple on-screen instructions.
OR
3.By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on
November 1, 2024

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSALS

INSTRUCTIONS:    TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS SHOWN HERE:

1.To approve a new investment management agreements between the Fund and Jensen Investment Management, Inc. (the "Adviser") with respect to the Fund;	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. To elect all of the following individuals ("Nominees") or "Directors") to serve on the Board of Directors of the Fund;

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual Nominees(s), mark "FOR ALL EXCEPT", and write the names(s) on the line.
☐	☐	☐

•Kenneth Thrasher
•Dr. Janet G. Hamilton
•Kathleen J. Kee
•Charles A. Wilhoite
•Robert D. McIver
•Kerry E. Barnett

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Fund.
PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2024

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/JENSENQUALITYGROWTH